                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA


IN RE: MENLO ACQUISITION CORP.                       CASE NO.    96-41107-N
                                                                 --------------
     FDBA FOCUS SURGERY, INC.
                                                     CHAPTER 11
                                                     MONTHLY OPERATING REPORT
                                                     (GENERAL BUSINESS CASE)

-------------------------------------------------

                           SUMMARY OF FINANCIAL STATUS

MONTH ENDED          September, 1998
                   ---------------------

1.   Debtor in possession (or trustee) hereby submits this Monthly Operating
     Report on the Accrual Basis of accounting (or if checked here ___ the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor). Dollars reported in ($ _____).

                                                                                     END OF          END OF           AS OF
                                                                                     CURRENT          PRIOR         PETITION
2.   ASSET/LIABILITY SUMMARY                                                          MONTH           MONTH          FILING
                                                                                      -----           -----          ------
       Current Assets (Market Value)                                                   $116,846        $140,143        $502,204
                                                                                  --------------  --------------  --------------
       Total Assets (Market Value)                                                     $116,846        $140,143      $2,152,204
                                                                                  --------------  --------------  --------------
       Current Liabilities                                                              $51,500         $51,500
                                                                                  --------------  --------------  --------------
       Total Liabilities                                                                $51,500         $51,500        $831,829
                                                                                  --------------  --------------  --------------

                                                                                                                    PETITION
                                                                                     CURRENT          PRIOR          DATE TO
3.   STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH                             MONTH           MONTH         MONTH END
                                                                                      -----           -----         ---------
       a.  Total Receipts                                                                  $102            $135      $1,536,746
                                                                                  --------------  --------------  --------------
       b.  Total Disbursements                                                          $23,399          $1,262      $1,439,473
                                                                                  --------------  --------------  --------------
       c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)                  ($23,297)        ($1,127)        $97,273
                                                                                  --------------  --------------  --------------
       d.  Cash Balance Beginning of Month                                             $140,143        $141,270   --------------
                                                                                  --------------  --------------
       e.  Cash Balance End of Month (c + d)                                           $116,846        $140,143
                                                                                  --------------  --------------
                                                                                  --------------  --------------

4.   POST-PETITION LIABILITIES & RECEIVABLES                                       RECEIVABLES                     LIABILITIES
                                                                                   -----------                     -----------
       Balance at End of Previous Month                                                                                 $51,500
                                                                                  --------------                  --------------
       Balance at End of Current Month                                                       $0                         $51,500
                                                                                  --------------                  --------------

5.   PAST DUE POST-PETITION LIABILITIES

       Balance at End of Previous Month (over 30 days)
                                                                                  --------------
       Balance at End of Current Month (over 30 days)                                        $0
                                                                                  --------------

                                                                                                       YES             NO
                                                                                                       ---             --
6.   Are all federal, state, and local taxes current? (if no, attach schedule
     of unpaid items)                                                                             X
                                                                                                  --------------  --------------
7.   Have any payments been made to pre-petition creditors, other than payments in the normal course to secured creditors or lessors? (if yes, attach
     listing including date of payment, amount of payment and name of payee)                                      X
                                                                                                  --------------  --------------
8.   Have any payments been made to officers, insiders, shareholders, relatives?
     (if yes, attach listing including date of payment, amount and reason for
     payment, and name of payee)                                                                                  X
                                                                                                  --------------  --------------
9.   Have any payments been made to professionals? (if yes, attach listing
     including date of payment, amount of payment and name of payee)                                              X
                                                                                                  --------------  --------------
10.  If you answered yes to line 7,8, or 9, were all such payments approved by the court?         N/A
                                                                                                  --------------  --------------
11.  Is the estate insured for replacement cost of assets and for general liability?              N/A
                                                                                                  --------------  --------------
12.  Are U.S. Trustee quarterly fees current?                                                     X
                                                                                                  --------------  --------------

     I declare under penalty of perjury that I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe that these documents are correct.


     Date:         October 12, 1998                                                     Richard J. Redett
                  -------------------                                  -------------------------------------------------------------
                                                                                                Responsible Individual

                                  BALANCE SHEET
                              (GENERAL BUSINESS CASE)

                      FOR THE MONTH ENDED     September, 1998
                                              --------------

                                     ($       )
                                       -------

       ASSETS

                                                                       FROM SCHEDULES                            MARKET VALUE
                                                                       --------------                            ------------
          CURRENT ASSETS
   1          Cash and cash equivalents - unrestricted                                                                  $116,846
                                                                                                              -------------------
   2          Cash and cash equivalents - restricted
                                                                                                              -------------------
   3          Accounts receivable (net)                                      A                                                $0
                                                                                                              -------------------
   4          Inventory                                                      B                                                $0
                                                                                                              -------------------
   5          Prepaid expenses
                                                                                                              -------------------
   6          Other:
                    -------------------------------------------                                               -------------------
   7
              -------------------------------------------------                                               -------------------

   8             TOTAL CURRENT ASSETS                                                                                   $116,846
                                                                                                              -------------------


          PROPERTY AND EQUIPMENT (MARKET VALUE)
   9          Real property                                                  C                                                $0
                                                                                                              -------------------
  10          Machinery and equipment                                        D                                                $0
                                                                                                              -------------------
  11          Furniture and fixtures                                         D                                                $0
                                                                                                              -------------------
  12          Office equipment                                               D                                                $0
                                                                                                              -------------------
  13          Leasehold improvements                                         D                                                $0
                                                                                                              -------------------
  14          Vehicles                                                       D                                                $0
                                                                                                              -------------------
  15          Other:                                                         D
                    -------------------------------------------                                               -------------------
  16                                                                         D
              -------------------------------------------------                                               -------------------
  17                                                                         D
              -------------------------------------------------                                               -------------------
  18                                                                         D
              -------------------------------------------------                                               -------------------
  19                                                                         D
              -------------------------------------------------                                               -------------------

  20             TOTAL PROPERTY AND EQUIPMENT                                                                                 $0
                                                                                                              -------------------

          OTHER ASSETS
  21
              -------------------------------------------------                                               -------------------
  22
              -------------------------------------------------                                               -------------------
  23
              -------------------------------------------------                                               -------------------
  24
              -------------------------------------------------                                               -------------------

  25             TOTAL OTHER ASSETS                                                                                           $0
                                                                                                              -------------------

  26             TOTAL ASSETS                                                                                           $116,846
                                                                                                              -------------------
                                                                                                              -------------------



       NOTE:
              Indicate the method used to estimate the market value of assets
              (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.
                                          ---------------------------------------------------------------------------------------

              -------------------------------------------------------------------------------------------------------------------

              -------------------------------------------------------------------------------------------------------------------

              -------------------------------------------------------------------------------------------------------------------

              -------------------------------------------------------------------------------------------------------------------

              -------------------------------------------------------------------------------------------------------------------

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)

                                      ($ )
                                     ------

       LIABILITIES                                                         FROM SCHEDULES
          POST-PETITION                                                    --------------
              CURRENT LIABILITIES
  27             Salaries and wages
                                                                                                              -------------------
  28             Payroll taxes
                                                                                                              -------------------
  29             Real and personal property taxes
                                                                                                              -------------------
  30             Income taxes
                                                                                                              -------------------
  31             Notes payable (short term)
                                                                                                              -------------------
  32             Accounts payable (trade)                                        A                                            $0
                                                                                                              -------------------
  33             Real property lease arrearage
                                                                                                              -------------------
  34             Personal property lease arrearage
                                                                                                              -------------------
  35             Accrued professional fees                                                                               $25,000
                                                                                                              -------------------
  36             Current portion of long-term debt (due within 12 months)
                                                                                                              -------------------
  37             Other:          Other general accruals                                                                   $1,500
                                 ---------------------------------------                                      -------------------
  38                             Reserve for unearned fees                                                               $25,000
                    ----------------------------------------------------                                      -------------------
  39
                    ----------------------------------------------------                                      -------------------

  40             TOTAL CURRENT LIABILITIES                                                                               $51,500
                                                                                                              -------------------

  41          LONG-TERM DEBT, NET OF CURRENT PORTION
                                                                                                              -------------------

  42             TOTAL POST-PETITION LIABILITIES                                                                         $51,500
                                                                                                              -------------------

          PRE-PETITION LIABILITIES (ALLOWED AMOUNT)
  43             Secured claims                                                  E                                            $0
                                                                                                              -------------------
  44             Priority unsecured claims                                       E
                                                                                                              -------------------
  45             General unsecured claims                                        E
                                                                                                              -------------------

  46             TOTAL PRE-PETITION LIABILITIES                                                                               $0
                                                                                                              -------------------

  47             TOTAL LIABILITIES                                                                                       $51,500
                                                                                                              -------------------

       EQUITY (DEFICIT)

  48
                    ----------------------------------------------------                                      -------------------
  49
                    ----------------------------------------------------                                      -------------------
  50
                    ----------------------------------------------------                                      -------------------
  51
                    ----------------------------------------------------                                      -------------------
  52          Market value adjustment
                                                                                                              -------------------
  53             TOTAL EQUITY (DEFICIT)                                                                                  $65,346
                                                                                                              -------------------


  54             TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                                 $116,846
                                                                                                              -------------------
                                                                                                              -------------------

                                    SCHEDULES
                             (GENERAL BUSINESS CASE)
                                    ($       )
                                      -------

                                   SCHEDULE A
                        ACCOUNTS RECEIVABLE(NET)/PAYABLE

                                                                         ACCOUNTS       ACCOUNTS PAYABLE           PAST DUE
       Receivables and Payables Ageings                                 RECEIVABLE      [POST PETITION]       POST PETITION DEBT
                                                                        ----------      ---------------       ------------------
          0 -30 Days
                                                                       --------------   ----------------
                                                                                                          --
          31-60 Days
                                                                       --------------   ----------------
          61-90 Days                                                                                                          $0
                                                                       --------------   ----------------    ---------------------
          91+ Days
                                                                       --------------   ----------------  --
          Total accounts receivable/payable                                       $0                 $0
                                                                       --------------   ----------------
          Allowance for doubtful accounts                                               ----------------
                                                                       --------------
          Accounts receivable (net)                                               $0
                                                                       --------------
                                                                       --------------


                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD


       TYPES AND AMOUNT OF INVENTORY(IES)                         COST OF GOODS SOLD
       ----------------------------------                         ------------------

                                              INVENTORY(IES)      Inventory Beginning of Month
                                                                                                                -------------------
                                                BALANCE AT
                                               END OF MONTH       Add -
                                               ------------
       Retail/Restaurants -                                             Net purchases
                                                                                                                -------------------
          Product for resale                                            Direct labor
                                             ------------------                                                 -------------------
                                                                        Manufacturing overhead
                                                                                                                -------------------
       Distribution -                                                   Freight in
                                                                                                                -------------------
          Product for resale                                            Other:
                                             ------------------

                                                                        --------------------                    -------------------
       Manufacturer -
                                                                        --------------------                    -------------------
          Raw materials
                                             ------------------
          Work-in-progress                                        Less -
                                             ------------------
          Finished goods                                                Inventory End of Month
                                             ------------------                                                 -------------------
                                                                        Shrinkage
                                                                                                                -------------------
       Other -                                                          Personal Use
                                             ------------------                                                 -------------------
          Explain
                 -------------------------
                                                                  Cost of Goods Sold                                            $0
          --------------------------------                                                                      -------------------
                                                                                                                -------------------

              TOTAL                                         $0
                                             ------------------
                                             ------------------

       METHOD OF INVENTORY CONTROL                                INVENTORY VALUATION METHODS
       ---------------------------                                ---------------------------

       Do you have a functioning perpetual inventory system?      Indicate by a checkmark method of inventory valuation used.
                          Yes          No
                              ---         ---
       How often do you take a complete physical inventory?       Valuation methods -
                                                                        FIFO cost
                                                                                            ----------------
          Weekly                                                        LIFO cost
                              ---                                                           ----------------
          Monthly                                                       Lower of cost or
                              ---
          Quarterly                                                        market
                              ---                                                           ----------------
          Semi-annually                                                 Retail method
                              ---                                                           ----------------
          Annually
                              ---
                                                                        Other -
                                                                                            ----------------
       Date of last physical inventory was             12/31/94            Explain
                                             ------------------

                                                                           ---------------------------------------
       Date of next physical inventory is                  N/A
                                             ------------------            ---------------------------------------

                                   SCHEDULE C
                                  REAL PROPERTY


          DESCRIPTION                                                                        COST                MARKET VALUE
          -----------                                                                        ----                ------------
          --------------------------------------------------------------                ----------------      -------------------

          --------------------------------------------------------------                ----------------      -------------------

          --------------------------------------------------------------                ----------------      -------------------

          --------------------------------------------------------------                ----------------      -------------------
              TOTAL                                                                                  $0                       $0
          --------------------------------------------------------------                ----------------      -------------------
          --------------------------------------------------------------                ----------------      -------------------


                                   SCHEDULE D
                            OTHER DEPRECIABLE ASSETS

          DESCRIPTION                                                                        COST                MARKET VALUE
          -----------                                                                        ----                ------------
          MACHINERY & EQUIPMENT -

          --------------------------------------------------------------                ----------------      -------------------

          --------------------------------------------------------------                ----------------      -------------------

          --------------------------------------------------------------                ----------------      -------------------

          --------------------------------------------------------------                ----------------      -------------------
              TOTAL                                                                                  $0                       $0
          --------------------------------------------------------------                ----------------      -------------------
          --------------------------------------------------------------                ----------------      -------------------

          FURNITURE & FIXTURES -

          --------------------------------------------------------------                ----------------      -------------------

          --------------------------------------------------------------                ----------------      -------------------

          --------------------------------------------------------------                ----------------      -------------------

          --------------------------------------------------------------                ----------------      -------------------
              TOTAL                                                                                  $0                       $0
          --------------------------------------------------------------                ----------------      -------------------
          --------------------------------------------------------------                ----------------      -------------------

          OFFICE EQUIPMENT -

          --------------------------------------------------------------                ----------------      -------------------

          --------------------------------------------------------------                ----------------      -------------------

          --------------------------------------------------------------                ----------------      -------------------
              TOTAL                                                                                  $0                       $0
          --------------------------------------------------------------                ----------------      -------------------
          --------------------------------------------------------------                ----------------      -------------------

          LEASEHOLD IMPROVEMENTS -

          --------------------------------------------------------------                ----------------      -------------------

          --------------------------------------------------------------                ----------------      -------------------

          --------------------------------------------------------------                ----------------      -------------------

          --------------------------------------------------------------                ----------------      -------------------
              TOTAL                                                                                  $0                       $0
          --------------------------------------------------------------                ----------------      -------------------
          --------------------------------------------------------------                ----------------      -------------------

          VEHICLES -

          --------------------------------------------------------------                ----------------      -------------------

          --------------------------------------------------------------                ----------------      -------------------

          --------------------------------------------------------------                ----------------      -------------------

          --------------------------------------------------------------                ----------------      -------------------
              TOTAL                                                                                  $0                       $0
          --------------------------------------------------------------                ----------------      -------------------
          --------------------------------------------------------------                ----------------      -------------------


                                   SCHEDULE E
                            PRE-PETITION LIABILITIES
                                                                                            CLAIMED                ALLOWED
       LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                                          AMOUNT                AMOUNT (b)
       -------------------------------------------                                          ------                ----------
          Secured claims  (a)                                                                  $115,778
                                                                                        ----------------      -------------------
          Priority claims other than taxes
                                                                                        ----------------      -------------------
          Priority tax claims                                                                                            $20,000
                                                                                        ----------------      -------------------
          General unsecured claims                                                             $586,534                 $267,218
                                                                                        ----------------      -------------------

          (a)    List total amount of claims even if under secured.

          (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule E reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.


                                   SCHEDULE F
                           RENTAL INCOME INFORMATION
                    Not Applicable to General Business Cases.

                             STATEMENT OF OPERATIONS
                             (GENERAL BUSINESS CASE)

                       FOR THE MONTH ENDED SEPTEMBER, 1998
                                           ---------------

                                 $
                                   -------------


                     CURRENT MONTH
---------------------------------------------------------
     ACTUAL             FORECAST            VARIANCE
     ------             --------            --------
                                                                 REVENUES
                                                      $0       1     Gross Sales
------------------   ----------------   -----------------
                                                      $0       2     less: Sales Returns & Allowances
------------------   ----------------   -----------------
               $0                 $0                  $0       3     Net Sales
------------------   ----------------   -----------------
               $0                                     $0       4     less: Cost of Goods Sold                (Schedule 'B')
------------------   ----------------   -----------------
               $0                 $0                  $0       5     Gross Profit
------------------   ----------------   -----------------
                                                      $0       6     Interest
------------------   ----------------   -----------------
                                                               7     Other Income:
                                                      $0       8
------------------   ----------------   -----------------            ------------------------------------------------------------
                                                      $0       9
------------------   ----------------   -----------------            ------------------------------------------------------------

               $0                 $0                  $0      10         TOTAL REVENUES
------------------   ----------------   -----------------


                                                                 EXPENSES
                                                      $0      11     Compensation to Owner(s)/Officer(s)
------------------   ----------------   -----------------
                                                      $0      12     Salaries/Commissions
------------------   ----------------   -----------------
                                                      $0      13     Management Fees
------------------   ----------------   -----------------
                                                      $0      14     Depreciation
------------------   ----------------   -----------------
                                                      $0      15     Taxes:
------------------   ----------------   -----------------
                                                      $0      16         Employer Payroll Taxes
------------------   ----------------   -----------------
                                                      $0      17         Real Property Taxes
------------------   ----------------   -----------------
                                                      $0      18         Other Taxes
------------------   ----------------   -----------------
                                                      $0      19     Other Selling
------------------   ----------------   -----------------
             $647                                  ($647)     20     Other Administrative
------------------   ----------------   -----------------
                                                      $0      21     Interest
------------------   ----------------   -----------------
                                                              22     Other Expenses:
                                                      $0      23     Writedown Assets
------------------   ----------------   -----------------            ------------------------------------------------------------
                                                      $0      24     Reduction of Debt to Settlements
------------------   ----------------   -----------------            ------------------------------------------------------------
                                                      $0      25
------------------   ----------------   -----------------            ------------------------------------------------------------
                                                      $0      26
------------------   ----------------   -----------------            ------------------------------------------------------------
                                                      $0      27
------------------   ----------------   -----------------            ------------------------------------------------------------
                                                      $0      28
------------------   ----------------   -----------------            ------------------------------------------------------------
                                                      $0      29
------------------   ----------------   -----------------            ------------------------------------------------------------
                                                      $0      30
------------------   ----------------   -----------------            ------------------------------------------------------------

             $647                 $0               ($647)     31         TOTAL EXPENSES
------------------   ----------------   -----------------

            ($647)                $0               ($647)     32 SUBTOTAL
------------------   ----------------   -----------------

                                                                 REORGANIZATION ITEMS
                                                      $0      33     Professional Fees
------------------   ----------------   -----------------
                                                      $0      34     Provisions for Rejected Executory Contracts
------------------   ----------------   -----------------
                                                                     Interest Earned on Accumulated Cash
             $102                                  ($102)     35         Resulting from Chp 11 Case
------------------   ----------------   -----------------
                                                      $0      36     Gain or (Loss) from Sale of Equipment
------------------   ----------------   -----------------
          $22,752                               ($22,752)     37     Miscellaneous
------------------   ----------------   -----------------            ------------------------------------------------------------
                                                      $0      38     Settlements
------------------   ----------------   -----------------            ------------------------------------------------------------

          $22,650                 $0            ($22,650)     39         TOTAL REORGANIZATION ITEMS
------------------   ----------------   -----------------

         ($23,297)                $0            ($23,297)     40 NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES
------------------   ----------------   -----------------
                                                      $0      41     Federal & State Income Taxes
------------------   ----------------   -----------------

         ($23,297)                $0            ($23,297)     42 NET PROFIT (LOSS)
------------------   ----------------   -----------------
------------------   ----------------   -----------------


   CUMULATIVE         NEXT MONTH
 (CASE TO DATE)        FORECAST
 --------------        --------


-----------------   ----------------

-----------------   ----------------
              $0                 $0
-----------------   ----------------

-----------------   ----------------
              $0                 $0
-----------------   ----------------

-----------------   ----------------

         $25,565
-----------------   ----------------

-----------------   ----------------

         $25,565                 $0
-----------------   ----------------




-----------------   ----------------

-----------------   ----------------

-----------------   ----------------
        $368,860
-----------------   ----------------

-----------------   ----------------

-----------------   ----------------

-----------------   ----------------

-----------------   ----------------

-----------------   ----------------
         $45,898
-----------------   ----------------

-----------------   ----------------

        $274,406
-----------------   ----------------
       ($455,184)
-----------------   ----------------

-----------------   ----------------

-----------------   ----------------

-----------------   ----------------

-----------------   ----------------

-----------------   ----------------

-----------------   ----------------

        $233,980                 $0
-----------------   ----------------

       ($208,415)                $0
-----------------   ----------------


        $310,086
-----------------   ----------------

-----------------   ----------------

         $31,274
-----------------   ----------------
       ($450,000)
-----------------   ----------------
         $39,704
-----------------   ----------------
        $682,500
-----------------   ----------------

      $1,451,016                 $0
-----------------   ----------------

     ($1,659,431)                $0
-----------------   ----------------

-----------------   ----------------

     ($1,659,431)                $0
-----------------   ----------------
-----------------   ----------------


EXPLANATION OF VARIANCE TO STATEMENT OF OPERATIONS
(FOR VARIANCES GREATER THAN +/- 10% ONLY)


-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

                   SUMMARY OF CASH RECEIPTS AND DISBURSEMENTS
                             (GENERAL BUSINESS CASE)

                       FOR THE MONTH ENDED September, 1998
                                          ----------------------



CASH BALANCE BEGINNING OF MONTH                                                                            $140,143
                                                                                               ---------------------

CASH RECEIPTS  (1)                                                                                             $102
                                                                                               ---------------------

CASH DISBURSEMENTS  (1)                                                                                     $23,399
                                                                                               ---------------------

EXCESS (DEFICIENCY) OF RECEIPTS OVER DISBURSEMENTS                                                         ($23,297)
                                                                                               ---------------------

CASH BALANCE END OF MONTH                                                                                  $116,846
                                                                                               ---------------------
                                                                                               ---------------------



RECAPITULATION OF FUNDS HELD AT END OF MONTH
--------------------------------------------

                                                            ACCOUNT 1                ACCOUNT 2                ACCOUNT 3
                                                            ---------                ---------                ---------
BANK                                                  Silcon Valley Bank       Bank of America
                                                      ----------------------   ----------------------    ---------------------
ACCOUNT TYPE                                          Checking                 Trust Account M&M
                                                      ----------------------   ----------------------    ---------------------
ACCOUNT NO.                                                      3300023699
                                                      ----------------------   ----------------------    ---------------------
ACCOUNT PURPOSE                                       General                  General                   Distribution
                                                      ----------------------   ----------------------    ---------------------

BALANCE, END OF MONTH                                               $75,236                  $40,828                     $782
                                                      ----------------------   ----------------------    ---------------------

TOTAL FUNDS ON HAND FOR ALL ACCOUNTS                               $116,846
                                                      ----------------------
                                                      ----------------------

(1) Excluding bank transfers between your accounts.